SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 25, 2022

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market
Warrants to Purchase Common Stock	GOVXW	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Company,” “us” or “we”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “believe,” “look forward to,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “desire,” “target,” “potential,” “is likely,” “will,” “expect” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Except as required by law, the Company does not undertake to update its forward-looking statements.

Item 1.01	Entry into Material Definitive Agreements.

On May 25, 2022, we entered into a Securities Purchase Agreement (the “PIPE Securities Purchase Agreement”) with the investor signatory thereto (the “Purchaser”) providing for the issuance and sale to the Purchaser in a private placement offering of 9,090,910 shares of our common stock (the “PIPE Common Shares”) or, at Purchaser’s election, a pre-funded warrant to purchase up to 9,090,910 shares of our common stock in lieu of PIPE Common Shares (the “PIPE Pre-Funded Warrant”) and a preferred investment option to purchase up to 9,090,910 shares of common stock (the “PIPE Preferred Investment Options” and together with the PIPE Common Shares and the PIPE Pre-Funded Warrant, the “PIPE Securities”). Concurrently with the entrance into the PIPE Securities Purchase Agreement, we entered into another Securities Purchase Agreement (the “RD Securities Purchase Agreement”) with the Purchaser providing for the issuance and sale to the Purchaser in a registered direct offering of 1,050,000 shares of our common stock (the “RD Common Shares”), a pre-funded warrant to purchase up to 1,980,304 shares of our common stock (the “RD Pre-Funded Warrant”) and a preferred investment options to purchase up to 3,030,304 shares of common stock (the “RD Preferred Investment Options” and together with the RD Common Shares, the RD Pre-Funded Warrant, and PIPE Securities, the “Securities”) for aggregate gross proceeds from the private placement and registered direct offerings to the Company of approximately $20.0 million.

Each of the PIPE Pre-Funded Warrant, RD Pre-Funded Warrant, PIPE Preferred Investment Options, and RD Preferred Investment Options are exercisable immediately; the PIPE Pre-Funded Warrant and RD Pre-Funded Warrant shall terminate when fully exercised. The PIPE Preferred Investment Options shall terminate on the sixth anniversary date of their issuance and the RD Preferred Investment Options shall terminate on the fifth anniversary date of their issuance.  We closed this transaction on May 27, 2022.  In connection with this transaction, we paid the placement agent, H.C. Wainwright & Co., LLC, a commission of approximately $1.2 million, a management fee of $200,000, and an expense reimbursement of approximately $85,000 at closing.

Also on May 25, 2022, in connection with the PIPE Securities Purchase Agreement and RD Securities Purchase Agreement, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchaser. Under the Registration Rights Agreement, we are required to file a registration statement) within 20 calendar days after signing the Registration Rights Agreement. Our failure to meet the filing deadlines and other requirements set forth in the Registration Rights Agreement may subject us to monetary penalties.

Each of the PIPE Securities and the RD Preferred Investment Options have not been registered under the Securities Act of 1933 (the “Securities Act”) and have been issued under an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D. The securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

The RD Common Shares and the RD Pre-Funded Warrant are being issued pursuant to a registration statement filed on Form S-3 (333-252437), including a base prospectus, previously filed with the Securities and Exchange Commission (“SEC”) on January 26, 2021 and declared effective by the SEC on February 3, 2021 as described in the prospectus supplement that forms a part of the registration statement.

The foregoing descriptions of the PIPE Securities Purchase Agreement, the PIPE Pre-Funded Warrant, the PIPE Preferred Investment Options, the Registration Rights Agreement, RD Securities Purchase Agreement, RD Pre-Funded Warrant, and RD Preferred Investment Options do not purport to be complete and are qualified in their entirety by reference to the full text of the form of each document. Copies of the Form of PIPE Securities Purchase Agreement, the Form of PIPE Pre-Funded Warrant, the Form of PIPE Preferred Investment Options, the Form of Registration Rights Agreement, Form of RD Securities Purchase Agreement, the Form of RD Pre-Funded Warrant, and the Form of RD Preferred Investment Options are attached as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety. On May 27, 2022, we issued the PIPE Securities to the Purchaser. Each of the PIPE Securities and the RD Preferred Investment Options were offered and sold pursuant to an exemption from the registration requirements under Section 4(a) (2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The PIPE Common Shares, the PIPE Pre-Funded Warrant, the PIPE Preferred Investment Options, the RD Preferred Investment Options and the shares to be issued upon exercise of each of the PIPE Pre-Funded Warrant, the PIPE Preferred Investment Options and RD Preferred Investment Options have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 7.01	Regulation FD Disclosure.

On May 25, 2022, we issued a press release announcing the entrance into the PIPE Securities Purchase Agreement and RD Securities Purchase Agreement. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits
Exhibit No.	Description
5.1	Opinion of Womble Bond Dickinson (US) LLP
10.1	Form of PIPE Securities Purchase Agreement
10.2	Form of PIPE Pre-Funded Warrant
10.3	Form of PIPE Preferred Investment Options
10.4	Form of Registration Rights Agreement
10.5	Form of RD Securities Purchase Agreement
10.6	Form of RD Pre-Funded Warrant
10.7	Form of RD Preferred Investment Options
23.1	Consent of Womble Bond Dickinson (US) LLP (included in Exhibit 5.1)
99.1	Press release dated May 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2022

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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